Filed under Rules 497(e) and 497(k)

Registration No. 002-83631

VALIC COMPANY I

Science and Technology Fund

(the “Fund”)

Supplement dated February 15, 2022, to the Fund’s Summary Prospectus and Prospectus,

each dated October 1, 2021, as supplemented and amended to date

At a meeting held on October 25-26, 2021 ( the “Meeting”), the Board of Directors of VALIC Company I (the “Board”) approved amendments to the investment subadvisory agreements (the “Amendments”) between The Variable Annuity Life Insurance Company (“VALIC”) and each of Allianz Global Investors U.S. LLC (“Allianz”) and Wellington Management Company LLP (“Wellington”) with respect to the Fund. Under the Amendments, effective December 7, 2021, the subadvisory fee schedules with respect to the Fund are as follows:

Allianz

0.57% on the first $100 million

0.52% on the next $200 million

0.50% on the next $700 million

0.25% on the next $500 million

0.22% on the next $500 million

0.20% on assets over $2 billion

Wellington

0.50% on the first $400 million

0.40% on the next $600 million

0.25% on the next $500 million

0.225% on assets over $1.5 billion

At the Meeting, the Board also approved an Advisory Fee Waiver Agreement with respect to the Fund. Pursuant to the Advisory Fee Waiver Agreement, VALIC has agreed, until September 30, 2023, to waive the Fund’s advisory fees so that the advisory fee payable by the Fund is equal to 0.87% on the first $500 million of the Fund’s average daily net assets and 0.82% on average daily net assets over $500 million.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.